AZZ Inc. Strategy and Governance Update December 2022

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,”, “could”, “should,” “expects,” “plans,”, “will”, “might”, “would”, “projects”, “currently”, “outlook”, “forecasts”, “targets”, “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that forward looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, which are highly subjective in nature and from which future sales and net income could vary in a material amount, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the continuing impacts of the COVID-19 pandemic, including governmental mandates regarding the same. We also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility including a prolonged economic slowdown or macroeconomic conditions such as inflation, changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business, including in Part I, Item 1A Risk Factors, in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and in other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. 1

AZZ
STRATEGY AND GOVERNANCE
UPDATE PRESENTATION

AZZ Snapshot

AZZ is North America's largest independent hot-dip galvanizing and coil coating solutions company with #1 positions in both markets

$1.4bn
LTM Sales

~$340mm
LTM
Adj. EBITDA

~24%
LTM
Adj. EBITDA Margin

By Sales


42%
58%

By EBITDA


55%
45%

Post-Fab Metal Coatings
Pre-Fab Coil Coating

Headquarters: **FORT WORTH, TEXAS**

Employees: **3,900**

Metal Coatings locations[1]: **46**

Coil Coating Lines: **15**

Note: Financial metrics are pro forma for Precoat Metals acquisition and AZZ Infrastructure Solutions (AIS) divestiture and based on last twelve months ending August 31, 2022
(1) 41 galvanizing locations and 5 surface technologies locations

2

STRATEGY AND GOVERNANCE UPDATE PRESENTATION We Value Our Dedicated Employees by fully training and equipping them, and providing a safe environment to grow personally, professionally and spiritually We Value Our Customers by reliably providing high- quality products and solutions with outstanding customer service We Value Our Shareholders by striving to consistently provide solid returns above our peer group and above all industrial indices 3

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 45% 55% Pre-Fab Coil Coatings Post-Fab Metal Coatings 31% 69% AZZ Infrastructure Solutions Post-Fab Metal Coatings Portfolio Transformation Creates a Market Leader in Protective Coating Solutions with High Margins AZZ in 20191 AZZ Today2 24.1% Adj. EBITDA Margin3 ~$340mm Adj. EBITDA3 ~$163mm Adj. EBITDA1 17.6% Adj. EBITDA Margin3 Acquisition of Precoat Metals4 Divestiture of AZZ Infrastructure Solutions5 Note: Pie charts represent breakdown of Adj. EBITDA (1) Based on fiscal year ending February 28, 2019 (2) Based on last twelve months ending August 31, 2022 (3) EBITDA excludes corporate expense (4) Acquisition completed May 13, 2022 (5) Divestiture completed September 30, 2022 4

STRATEGY AND GOVERNANCE UPDATE PRESENTATION ` AZZ Provides Technologically Advanced Metal Coatings and Related Value-Added Services POST-FAB METAL COATINGS Protects and extends the life of fabricated steel structures and components from the effects of corrosion, lasting decades Advanced application of protective and decorative coatings and related value- added services for steel and aluminum coils Leading Positions Across Several End Markets PRE-FAB COIL COATINGS Industry Leading Business Segments Highly differentiated solutions provider distinguished by scale, technology, customer service, breadth of offerings and proprietary know-how Industrial Agriculture Transportation Utility/T&DConstruction Appliance/ HVAC Why AZZ Irreplicable Footprint reflects scaled, purpose-built network and provides proximity and cost advantages World Class Cost, Efficiency and Environmental Benefits vs. other coatings applications drive increasing demand Industry-Leading Management Team and centralized operating model drives strategic initiatives and operational excellence Strategic Redundancy and Operational Flexibility provides unmatched service and optionality Warehousing/Storage provides significant value to customers, while providing insight into sales pipeline Value-Added Processing support across several end markets       Shared Value Propositions and Culture Across Both Segments 5

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer and Corporate Secretary Chris Bacius Vice President Business Development Kurt Russell President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 6

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Strategic and Financial Initiatives to Enhance Shareholder Value Metal Coatings ■ #1 in post-fabrication hot-dip galvanizing ■ Strategic plant network of 41 hot-dip galvanizing locations with superior customer service ■ Highly attractive margins and returns ■ Pipeline of synergistic Metal Coatings acquisitions in North America ■ Completed two acquisitions in the calendar year ■ Resilient performance through economic cycles Precoat Metals Capital Allocation ■ #1 in pre-fabrication coil coating ■ Strategic plant network of 13 locations with deep customer relationships ■ Broadens AZZ’s portfolio of metal coatings solutions ■ Drive cost and margin improvement ■ Evaluating opportunities to add capacity to meet industry demand ■ Resilient performance through economic cycles ■ High ROIC Investments ■ Reduce Leverage – Target net leverage ratio of 3.0x by 2024 ■ Acquisitions - Continued prioritization of bolt-on acquisitions ■ Currently committed to sustaining dividends Focus on Driving Profitable Growth Completed Strategic Acquisition (May 2022) Increased Returns to Shareholders ■ Divested majority stake (60%) in low performing and low value creation business on 9/30/22 Infrastructure Solutions 7

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Our Capital Allocation Priorities Acquisitions  Opportunistic, highly accretive bolt-on acquisitions Return Capital  Committed to sustaining dividends High ROIC Investments  Organic growth  Strategic customer partnerships  Productivity Reduce Leverage  3.0x leverage by February 2024 8

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Corporate Governance Board Independence ■ Independent Board (9 of 10 directors) ■ Independent Board Chair ■ All Board Committees comprised of independent directors ■ Regular executive sessions of independent directors Board Practices Board Accountability ■ Annual Board and committee self- evaluations ■ Ongoing commitment to Board refreshment and diversity ■ Strategic planning and risk oversight by full Board and committees ■ Corporate ESG practices and policies oversight by Nominating and Corporate Governance Committee ■ Orientation program for new directors and continuing education for all directors ■ Annual election of all directors ■ Majority voting for directors ■ Shareholders have the right to call a special meeting (15%) ■ Shareholder engagement program with feedback incorporated into Board deliberations ■ Mandatory retirement at 75 years of age Stock Ownership / Compensation ■ Robust stock ownership guidelines for directors and executive officers ■ No hedging or pledging of Company securities ■ Implemented a Compensation Recovery Policy Our Board believes that strong corporate governance is a prerequisite to the continued success of the Company 9

STRATEGY AND GOVERNANCE
UPDATE PRESENTATION

Our Board of Directors

Experienced leaders from a range of relevant backgrounds



Daniel Feehan
Chairman, FirstCash and AZZ

- Brings significant executive leadership experience with financial reporting, business controls, accounting and strategic planning expertise
- Former Chairman, President & CEO at Cash America



Thomas Ferguson
President & CEO, AZZ

- Brings considerable global business and leadership experience with industry, strategic planning, growth and acquisition expertise
- Former Interim CEO at FlexSteel Pipeline Technologies



Daniel Berce
President & CEO, General Motors Financial Company

- Brings executive leadership experience with corporate governance, executive compensation, accounting and financial expertise
- Former CEO at AmeriCredit Corp



Paul Eisman
Former President & CEO, Alon USA Energy

- Brings extensive experience in leading refining production companies and retail business operations
- Former Executive Vice President of Refining and Marketing Operations at Frontier Oil Corporation



Clive Grannum
President of Performance Materials Materion Corporation

- Brings executive leadership experience with strategic M&A, global manufacturing, business development, process improvement, financial and transformational growth expertise
- Former Corporate Officer and President of Global Chlorinated Organics at Olin and President of Global Chlorinated Organics at Dow Chemical



Carol Jackson
President, CEO & Chairman, HarbisonWalker International

- Brings executive leadership with expertise in global business operations, industrial manufacturing, M&A and legal matters in addition to public Board experience in the steel and coatings industries
- Former Corporate Officer, VP and GM at Carpenter Technology Corporation



David Kaden
Managing Director Blackstone Tactical Opportunities

- Brings expertise in global business operations, M&A
- Current Managing Director at Blackstone Tactical Opportunities Group
- Former White House Director for International Economics on the National Security Council and National Economic Council



Venita McCellon-Allen
Former President & COO, Southwestern Electric Power Company

- Brings executive leadership experience with operations, corporate governance, external affairs, regulatory, M&A, talent development and executive compensation expertise
- Former Executive Vice President at AEP Utilities



Ed McGough
SVP of Global Manufacturing & Technical Operations, Alcon

- Brings executive leadership experience with global manufacturing, distribution, supply chain, digital technology and acquisition integration expertise
- Former VP of Manufacturing and Pharmaceutical Operations, Alcon



Steven Purvis
Former Trustee an Portfolio Manager Luther King Capital Management

- Brings experience in analyzing corporate strategy and investment decisions across multiple industries with financial analytics expertise
- Former Senior Analyst at Roulston Research and Waddell and Reed

Independent Chairman

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STRATEGY AND GOVERNANCE UPDATE PRESENTATION Board Composition We have thoughtfully constructed our Board to advance our strategy Summary of Director Experience, Qualifications, Attributes and Skills Feehan Ferguson Berce Eisman Grannum Jackson Kaden McCellon- Allen McGough Purvis CEO / Senior Executive Leadership Experience ● ● ● ● ● ● ● ● ● ● Financial Expertise ● ● ● ● ● ● ● Manufacturing and Distribution Expertise ● ● ● ● ● ● Technological Expertise ● ● Energy Industry Expertise ● ● ● International Experience ● ● ● ● ● ● ● Strategic Planning and Oversight ● ● ● ● ● ● ● ● ● Corporate Governance ● ● ● ● ● ● ● ● ● ● Mergers and Acquisitions ● ● ● ● ● ● ● ● ● ● Digital Technology ● ● 11

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 4 Directors 6 - 9 Years 1 Director Less Than 1 Year 2 Directors Greater Than 10 Years 3 Directors 51 - 60 Years Old Board Commitment to Diversity Diversity of Age We believe that diversity helps to create a high functioning Board Diversity of Tenure Gender / Racial / Ethnic Diversity 59 Years Old Average Age Of Directors 2 Directors 35 - 50 Years Old 2 Directors 66 - 70 Years Old 3 Directors 61 - 65 Years Old 3 Directors 1 - 5 Years Note: Data above reflects current status of the Board as of December 2022 30% Women and/or Racially / Ethnically Diverse Directors 8 Years Average Tenure of Directors 12

STRATEGY AND GOVERNANCE
UPDATE PRESENTATION

Our Board's Evaluation and Refreshment Process

Commitment to regular refreshment to evolve our Board in line with our strategy

Process Overview

- Robust Board evaluation and succession planning process
- Regularly evaluate mix of Board attributes, skills and experiences in the context of our strategy and evolving industry and governance trends
- Focus on director candidates who possess a multitude of skills, professional experiences and backgrounds aligned with our strategy
- Prioritization of diverse backgrounds and perspectives

Key Desired Skills

- CEO, CFO or Other Executive Level Experience
- Financial and Accounting Expertise
- Corporate Governance Experience
- General Domestic and Global Knowledge of the Metal Coatings Solutions Industry and/or Manufacturing and Distribution Expertise
- Strategic Planning and Oversight Expertise
- Digital Technology
- Mergers and Acquisitions Experience

Key Selection Criteria

- Relevant industry knowledge and diversity of background and experience
- Executive Level experience
- Strategic planning and oversight
- Diversity of race, ethnicity, gender, age, background and experience
- Willingness to represent the best interests of shareholders and objectively challenge management's performance
- Extensive experience in mergers, acquisitions and integration
- Financial and accounting expertise

Our Process in Action

3 New Independent Directors Added Since 2021



Clive Grannum
President, Performance Materials
Materion Corporation



Carol Jackson
President, CEO & Chair,
HarbisonWalker International



David Kaden
Managing Director
Blackstone Tactical Opportunities Group

13

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Board Committees and Risk Oversight Our approach to committee composition and responsibilities ■ Our Board has overall responsibility for the effective oversight of enterprise risk, whether financial, operational or strategic ■ The Board has delegated responsibility for oversight of certain risks to its committees who regularly meet and report to the full Board ■ Established robust internal processes and controls designed to allow management to effectively identify and mitigate risks and to timely communicate results to the Board Daniel Berce (C), Paul Eisman, Clive Grannum, Venita McCellon- Allen, Steven Purvis Audit Committee ■ Oversees robust internal processes and controls for identifying and managing risk, including comprehensive internal and external audit processes ■ Oversees the integrity of the financial statements and the independent auditor's qualifications and independence Compensation Committee ■ Oversees risks relating to the Company’s compensation philosophy and programs and any impact it may have on management risk taking ■ Monitors risks relating to management and organizational structure, as well as succession planning of executive officers and other key leadership personnel Nominating and Corporate Governance Committee ■ Oversees Board and Committee composition, Board compensation and the Company’s corporate governance principles and practices ■ Provides oversight of AZZ's environmental, social and governance policies and sustainability practices Risk Oversight by Executive Management ■ Management focusing on the day-to-day responsibility and management of risks, in the following select areas: Ed McGough (C), Daniel Berce, Daniel Feehan, Clive Grannum, Carol Jackson, Venita McCellon-Allen Daniel Feehan (C), Paul Eisman, Carol Jackson, Ed McGough, Steven Purvis OperationsGovernance Sustainability Cybersecurity Litigation Implementing Strategic Growth Initiatives Integrating Acquisitions Financial Reporting Public Disclosure Compliance Programs 14

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Shareholder Engagement Maintaining an active dialogue with our shareholders is important to our commitment to deliver sustainable, long-term value Process Overview Key Engagement Topics Discussed with Shareholders Our Chair and members of our executive management team regularly engage with shareholders on various topics and carefully consider the feedback we receive to take action when appropriate We have increased our shareholder engagement communications, enhanced the Company’s strategic content, and built stronger relationships with the investor community through our senior vice president of marketing, communications and investor relations The feedback we receive from our shareholders provides our Board and executive management team with insights into the scope of topics important to our shareholders Board Composition, Refreshment and Diversity Board Oversight of Corporate Strategy and Risk Management Environmental and Social Issues ESG Disclosure and Reporting Human Capital Management Shareholder Engagement and Activism 15 During fiscal year 2022, we engaged in over 117 investor relations conference calls and virtual investor road shows to address investor questions and provide perspective on the Company’s strategic direction

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Prioritizing Corporate Responsibility and Sustainability Approach to Sustainability Committed to growing our business in a sustainable and socially responsible manner ■ Our sustainability framework is integrated into our overall business strategy through our focus areas of environmental stewardship, social responsibility and corporate governance ■ We strive to improve the efficiency of our operations, including increasing energy and resource efficiency, lowering greenhouse gas emissions, reducing water consumption, conserving natural resources and offering products and services with superior sustainability attributes that meet or exceed our customer’s needs ESG Oversight Structure Board of Directors Nominating and Corporate Governance Committee Chief Legal Officer Sustainability Council Governance Topics Environmental & Social Topics Key Stakeholders Customers Employees Suppliers Communications Shareholders ■ We strive to provide high quality products and solutions to our customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner Corporate GovernanceSocial ResponsibilityEnvironmental Stewardship Sustainability Framework Focus Areas ■ We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders ■ The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council and AZZ’s ESG policies and practices 16

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Recent ESG Highlights Over the past 18 two years, we have made progress on a number of fronts related to our ESG practices  Published our first and second corporate sustainability reports, covering fiscal years 2020, 2021 and 2022  Aligned our ESG reporting with the GRI and SASB frameworks to enhance transparency for our stakeholders  Enhanced our environmental, social and governance policies and practices and improved our external ratings  Engaged a third-party consultant to assist AZZ in further developing its ESG strategy, set targets, and improve future operating efficiencies  Formed a council, led by the Company’s Chief Legal Officer, with members of the Council selected based on their knowledge of sustainability issues and cross-functional expertise in AZZ’s business  Disclosed our ESG and sustainability principles on AZZ’s website under ‘ESG’  Amended our Nominating and Corporate Governance Committee Charter for the committee to provide oversite of the Company’s ESG policies and sustainability practices  Amended our Code of Conduct and Corporate Governance Guidelines and adopted a Human Rights Policy, an Environmental Health and Safety Policy and a Vendor Code of Business Conduct to reflect the Company’s commitment to sustainability, diversity, equity and inclusion Please refer to our website to view our 2022 Environmental, Social Responsibility and Governance Report 17

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Environmental Stewardship Committed to managing our business is an environmentally responsible manner and prioritizing health and safety Meet or exceed all applicable environment, health and safety (“EHS”) regulations and company standards and continuously monitor and document our progress Environmental, Health and Safety Goals Continuously improve on our environmental performance by monitoring our progress against stated environment, health and safety and sustainability targets to promote energy efficiency and to protect and sustain the environment Train and equip our employees to identify and mitigate any hazards associated with their job; our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees Reduce our carbon footprint by minimizing emissions, energy and water usage and recycling materials where possible Closely monitor our chemical consumption and waste generation in order to efficiently utilize raw materials and minimize non-product outputs Focus on sourcing environmental solutions that will decrease AZZ’s environmental impact Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens' organizations, subject matter experts, and our stakeholders Communicate our EHS and sustainability progress and targets to our stakeholders Our Board and management continue to oversee our EHS practices and guide our strategy as we progress our goals and initiatives 18

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Commitment to Human Capital Management Our Culture Our employees are our greatest asset – our success is dependent on the expertise of our people ■ AZZ understands the importance of employees who feel valued and united through shared beliefs and guiding principles ■ Our values shape our corporate culture, attract highly skilled employees and help them live and perform at their best ■ At AZZ, our employees’ well-being is a priority. We offer Market Place Chaplains and Employee Assistance Programs to all employees ■ We take pride in offering incentives that recognize their efforts and programs to help improve their quality of life ■ Established AZZ Cares Foundation to provide assistance to our employees and their families when a personal emergency, disaster or personal hardship occurs ■ AZZ Alertline is available 24/7 in six languages to address any concerns and increase accountability We are a diverse, collaborative and service-minded organization that operates in a culture of: Trust, Respect, Accountability, Integrity, Teamwork and Sustainability ■ We strive to: ► Incorporate continuous improvement in the health and safety of our facilities by establishing and monitoring our progress against our EHS and sustainability targets ► Train and equip our employees to identify and mitigate hazards associated with their job ► Our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees Our Commitment to Health and Safety Our Commitment to Diversity and Inclusion ■ Approximately 53% of our employees are diverse, as reported to the Equal Employment Opportunity Commission on an annual basis ■ We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents ■ We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation 19

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Executive Compensation Philosophy and Design Compensation Aligned with Value Creation FY 2022 Target Pay MixFY 2022 Incentives Aligned with Strategic Plan Base Salary 21% Short-Term Incentive 29% Long-Term Incentive 50% Base Salary 36% Long-Term Incentive 36% CEO Other NEOs (Average) Total Pay At-Risk 79% Total Pay At-Risk 64% Short-Term Incentive 28% 1. Cash flow from operations minus capital expenditures Profitability Cash Generation Shareholder Value Creation • 50% of our CEO’s annual incentive cash award is based on performance against target diluted EPS • 25% of our CEO’s annual incentive cash award is based on performance against target FY 2022 Cash Flow1 • PSUs (50%) based on relative TSR at the end of a three-year performance cycle relative to our industry peer group • RSU’s (50%) have a prorated 3-year vesting period 20

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Our Path to Delivering Long-Term Shareholder Value Experienced Board is Advising on Strategy, Overseeing Risk and Supporting Long-Term Value Creation Completed Acquisition of Precoat Metals and Divestiture of Majority Stake in Infrastructure Solutions Focusing on Driving Profitable Growth in both Metal Coatings and Precoat Metals Segments Targeting Increased Capital Returns to Shareholders Integrating Human Capital, Diversity and Environmental Initiatives into our Operations and Corporate Culture Ensuring Shareholder Engagement is Incorporated into the Alignment of our ESG Programs with our Strategic Goals 21

Appendix and Additional Information

AZZ
STRATEGY AND GOVERNANCE
UPDATE PRESENTATION

Reconciliation of Segment Financials

Fiscal Year 2017 Segment

$(millions)	As Reported (a)	Adjustment		As Adjusted
Sales	**863.5**	**(99.9)**		**763.6**
Metal Coatings	375.5	(0.2)	(1)	375.4
Infrastructure Solutions	488.0	(99.7)	(2)	388.3
Operating Profit	**98.9**	**(8.7)**		**90.2**
Metal Coatings	79.0	1.1	(1)	80.2
Infrastructure Solutions	52.6	(9.8)	(2)	42.7
Corporate Expenses	(32.7)	-		(32.7)

(a) – Reported in conformity with US GAAP

(1) – Reflects impact of Galvabar divestiture (closed in July 2020)

(2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively)

Fiscal Year 2018 Segment

$(millions)	As Reported (a)	Adjustment		As Adjusted
Sales	**810.4**	**(65.9)**		**744.5**
Metal Coatings	389.4	(0.1)	(1)	389.3
Infrastructure Solutions	421.0	(65.9)	(2)	355.2
Operating Profit	**48.2**	**10.3**		**58.5**
Metal Coatings	84.3	1.7	(1)	86.1
Infrastructure Solutions	(1.8)	8.5	(3)	6.8
Corporate Expenses	(34.3)	-		(34.3)

(a) – Reported in conformity with US GAAP

(1) – Reflects impact of Galvabar divestiture (closed in July 2020)

(2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) and a $3.8M one-time adjustment in the electrical platform

(3) – Reflects ($5.4M) impact of NLI and SMS divestitures and add back of $5.3M non-recurring expenses in electrical platform and $8.6M in industrial platform

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STRATEGY AND GOVERNANCE UPDATE PRESENTATION Reconciliation of Segment Financials (Continued) Fiscal Year 2019 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 927.1 (71.3) 855.8 Metal Coatings 440.3 (0.7) (1) 439.5 Infrastructure Solutions 486.8 (70.6) (2) 416.2 Operating Profit 77.0 0.5 77.4 Metal Coatings 83.6 2.4 (1) 86.0 Infrastructure Solutions 31.3 (1.9) (2) 29.4 Corporate Expenses (38.0) - (38.0) Fiscal Year 2020 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 1,061.8 (74.9) 986.9 Metal Coatings 499.0 (2.8) (1) 496.1 Infrastructure Solutions 562.8 (72.1) (2) 490.7 Operating Profit 79.3 16.4 95.8 Metal Coatings 107.9 2.7 (1) 110.6 Infrastructure Solutions 32.8 (4.9) (2) 28.0 Corporate Expenses (42.8) - (42.8) Loss of Disposal of Business (18.6) 18.6 (3) - (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in July 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in July 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) (3) – Reflects add back related to loss on sale of NLI 23

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Reconciliation of Segment Financials (Continued) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in July 2020) and related restructuring and impairment charges (2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) and related restructuring and impairment charges Fiscal Year 2021 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 838.9 (19.8) 819.1 Metal Coatings 457.8 (0.9) (1) 456.9 Infrastructure Solutions 381.1 (18.9) (2) 362.2 Operating Profit 61.6 22.5 84.1 Metal Coatings 95.9 11.6 (1) 107.5 Infrastructure Solutions 6.5 10.9 (2) 17.4 Corporate Expenses (40.8) - (40.8) 24 Fiscal Year 2022 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 902.7 - 902.7 Metal Coatings 519.0 - 519.0 Infrastructure Solutions 383.7 - 383.7 Operating Profit 111.5 1.8 113.3 Metal Coatings 127.3 - 127.3 Infrastructure Solutions 33.7 1.8 (1) 35.5 Corporate Expenses (49.5) - (49.5) (a) – Reported in conformity with US GAAP (1) – Reflects a reversal of a portion of the previously recognized impairment charges

Thank You